UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2024

MultiSensor AI Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40916 (Commission File Number)	86-3938682 (I.R.S. Employer Identification No.)

2105 West Cardinal Drive Beaumont, Texas		77705
(Address of principal executive offices)		(Zip Code)

(866) 861-0788

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	MSAI	The NASDAQ Stock Market LLC
Warrants to purchase common stock	MSAIW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On June 3, 2024, the MultiSensor AI Holdings, Inc. (the “Company”) received written notification from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company has demonstrated compliance with the Nasdaq continued listing criteria. Accordingly, the Company will be removed from the list published by Nasdaq of companies that are noncompliant with its continued listing standards.

As previously disclosed, on March 21, 2024, the Company appealed certain determinations made by the Nasdaq Listing Qualifications Department that the Company had failed to comply with listing standards for The Nasdaq Global Market. That appeal was heard by a Nasdaq Hearings Panel (the “Panel”). Subsequent to the hearing, the Company requested a transfer of its listing from The Nasdaq Global Market to The Nasdaq Capital Market, which was granted, subject to the Company filing a Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 that demonstrated compliance with the Nasdaq Capital Market continued listing standard of a minimum of $2.5 million of stockholders equity set forth in Nasdaq Listing Rule 5550(b)(1). The Company reported stockholders’ equity of $1,361,000 in its Quarterly Report on Form 10-Q for the period ended March 31, 2024 filed on May 15, 2024 (the “Quarterly Report”), but the Company also demonstrated in that Quarterly Report that following a number of capital transactions completed by the Company after the close of the March 31, 2024 quarter the Company had in excess of $2.5 million in stockholders’ equity on a pro forma, as adjusted basis. See Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, “Recent Developments with Capital Structure” in the Quarterly Report. On June 3, 2024, the Panel notified the Company that the Company had demonstrated compliance with the stockholders’ equity requirement, as set forth in the Equity Rule. The Company’s appeal has been successfully concluded.

The Company will be subject to a “Mandatory Panel Monitor” as that term is defined in Nasdaq Listing Rule 5815(d)(4)(B), through June 3, 2025.

Item 9.01.	Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit No.	Description
99.1	Press release dated June 4, 2024

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MultiSensor AI Holdings, Inc.

Date: June 4, 2024	By:	/s/ Peter Baird
	Name:	Peter Baird
	Title:	Chief Financial Officer